UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 13, 2006

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

3333 Lee Parkway, Suite 1200, Dallas, Texas		75219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 629-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

On November 13, 2006, the registrant announced its financial results for the quarter ended September 30, 2006 by issuing a press release.  The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1.  This information being furnished under this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The press release contains, and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01            Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

99.1	Press Release issued by GAINSCO, INC. on November 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.

/s/ Glenn W. Anderson
Glenn W. Anderson, President and
Chief Executive Officer

DATED:  November 16, 2006

EXHIBIT INDEX

The following exhibit to this current report on Form 8-K is not being filed but are being furnished pursuant to Item 9.01:

Exhibit No.	Exhibit Name
99.1	Press Release issued by GAINSCO, INC. on November 13, 2006.